Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of VirtualHealth Technologies, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott A. Haire, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 15, 2007    /s/ Scott A. Haire
                      --------------------------
                      Scott A. Haire
                      Chief Executive Officer and Chief Financial Officer





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A signed  original of this  written  statement  required by Section 906 has been provided to Commoncache, Inc. and will be retained by Commoncache, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.